UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 January 4, 2007

                   TRUE PRODUCT ID, INC. (FORMERLY ONTV, INC.)
             (Exact name of registrant as specified in this charter)

            DELAWARE                   000-29249                16-1499611
  (State or other jurisdiction        (Commission          (IRS Employer
   of incorporation)                   File Number)         Identification No.)


         2600 CENTER SQUARE WEST, 1500 MARKET STREET,
         PHILADELPHIA, PA                                          19102
         (Address of Principal Executive Offices)               (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (215) 496-8102


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changes Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting  material  pursuant to Rule 142-12 under the Exchange Act
(17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange
 Act (17 CFR 240.13e-4(c))

ITEM 2.02 COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS

On January 4, 2007 the Registrant entered into a Restructuring Agreement with Sure Trace Security Corporation ("SSTY"), Sure Trace Asia Limited ("STA"), and William Chan ("Chan") (the "Restructuring Agreement"); and (2) an Amendment to the March 21, 2006 SSTY-Fasano Agreement entered into on January 4, 2007 between the Registrant, SSTY, and Fasano, (the "Amended Payment Agreement").

Pursuant to the Restructuring Agreement, the Registrant acquired a 40% ownership interests in a Chinese joint venture company named True Product ID Technology (Beijing) Limited (the "Chinese Joint Venture"), held by SSTY, STA, and Chan. The remaining 60% ownership interest in the Chinese Joint Venture is held by unrelated Chinese entities.

Under the Restructuring Agreement:


      (a) SSTY agreed:

                  (i) to terminate in its entirety the March 16, 2006 licensing agreement between SSTY and the Registrant (then known as ONTV, Inc.), wherein SSTY licensed to TPID certain contractual rights of SSTY in exchange for, inter alia, a royalty, and certain payments to SSTY and others and repayment, so that the Registrant has no liability (past, present, and future) thereunder; and

                  (ii) to  strike  and  negate  in its  entirety  Article  I and
                  Article V, Section 5.02 (the "Stricken Provisions") of the March 17, 2006 Agreement to Issue Stock for Technology License between SSTY and the Registrant (then known as ONTV, Inc.) ("March 17 Agreement"),so that as of January 4, 2007, the Registrant had no obligation (past, present, and future) under the March 17, 2006 Agreement to issue shares of the Registrant to SSTY in addition to the shares SSTY had already received and had distributed to its shareholders as a dividend.

      (b) The Registrant agreed:

                  (i) to pay SSTY a royalty in the amount of 2% of its gross receipts which the Registrant actually receives and collects from customers outside China, Hong Kong, and Macau for a period of 2 years commencing as of January 4, 2007;

                  (ii) to pay SSTY all reasonable, direct out-of-pocket expenses SSTY incurred and/or paid on the Registrant's behalf after the Registrant ceased being a subsidiary of SSTY, provided that such post-spinout expenses are substantiated by original invoices and other proper documentation;

                  (iii) to assume, pursuant to the Amended Payment Agreement, all outstanding payments owed by SSTY to the former control block holder of ONTV, Inc. (Fasano), which relates to the acquisition of ONTV. As of August 2006, SSTY owed Fasano $285,000, excluding certain interest and penalties, plus 6 million common shares of the Registrant, which SSTY had previously agreed post-SSTY's acquisition of ONTV but pre-spinout, in return for, inter alia, Fasano agreeing to waive $85,000 of the balance owed by SSTY and all interest and penalties on the $85,000. Under the Amended Payment Agreement, the Registrant has agreed [a] to pay Fasano $100,000 by January 31, 2007; $185,000 by March 31, 2007; and interest and penalties by June 30, 2007 and [b] to assume SSTY's obligation to issue Fasano 6 million common shares of the Registrant. If the Registrant timely makes payments under the Amended Payment Agreement, the amount of such penalties and interest is $34,410; in the event that the Registrant fails to make timely payments under the Amended Payment Agreement, interest will accrue on the unpaid portions at 25% simple interest per annum.

                  (iv) to pay SSTY, on an interest-free basis, within 3 years of the effective date of the Restructuring Agreement $1,130,000, minus the amount of penalties and interest the Registrant is obligated to pay the former control block holder under the Amended Payment Agreement (the "Subject Payment"). The Registrant is also obligated to make the following prepayments towards the Subject Payment: (a) $50,000 upon receipt of the first $1 million of investment raised by the Registrant after January 4, 2007; and (b) 25% of any investment raised by the Registrant after the initial $1 million investment. The obligations of SSTY to make the Subject Payment are secured by a security interest in the Registrant's ownership interest in Chinese Joint Venture until the Subject Payment is paid in full. SSTY is authorized to file the appropriate UCC-1 financing statements to perfect such a security interest in all appropriate jurisdictions.

Under the Restructuring Agreement, SSTY and the Registrant further agreed, to non-competition provisions in which (1) SSTY in general agreed not to compete with the Registrant in the anti-counterfeiting and/or product authentication business; and (2) the Registrant agreed in general not to compete with SSTY in the geo-tracking-related business or any business related to All-in-One-Key.

The Effective Date of the Restructuring Agreement is the earlier of (a) February 18, 2007, (b) upon the conclusion of aspects, if any, of the ongoing investigation by the Securities and Exchange Commission relating to SSTY which may affect the transactions contemplated in the Restructuring Agreement. The SEC commenced a formal investigation of SSTY in August 2005, which remained ongoing during the period when SSTY acquired and owned the controlling interest in the Registrant and delivered the shares it held in the Registrant as a dividend to SSTY stockholders. As part of the investigation, the SEC Staff has questioned whether the delivery of the shares to SSTY shareholders required registration with the SEC.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (c)    Exhibits


EXHIBITS                          DESCRIPTION
--------                          -----------

  2     Restructuring Agreement,  entered into on January 4, 2007 by and between
True Product ID, Inc., Sure Trace Security Corporation, Sure Trace Asia Limited, and William Chan.

  2.1 Amendment to March 21, 2006 SSTY-Fasano Agreement, entered into on January 4, 2007, by and between, True Product ID, Inc., Sure Trace Security Corporation, and Daniel M. Fasano.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     TRUE PRODUCT ID, INC.




                                     By   /s/ Richard A. Bendis
                                       ----------------------------------------
                                          RICHARD A. BENDIS
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER




Date:  January 9, 2007

                                  EXHIBIT INDEX
                                  -------------

  2     Restructuring Agreement,  entered into on January 4, 2007 by and between
True Product ID, Inc., Sure Trace Security Corporation, Sure Trace Asia Limited, and William Chan.

  2.1 Amendment to March 21, 2006 SSTY-Fasano Agreement, entered into on January 4, 2007, by and between, True Product ID, Inc., Sure Trace Security Corporation, and Daniel M. Fasano.